                                 PROMISSORY NOTE

$39,000,000.00                                            As of October 31, 2003

         FOR VALUE RECEIVED SPSP Corporation, a Pennsylvania corporation, having an office at 44 West Lancaster Avenue, Suite 110, Ardmore, Pennsylvania 19003 ("SPSP"), Passyunk Supermarket, Inc., a Pennsylvania corporation, having an office at 44 West Lancaster Avenue, Suite 110, Ardmore, Pennsylvania 19003 ("Passyunk"), and Twenty Fourth Street Passyunk Partners, L.P., a Pennsylvania limited partnership, having an office at 44 West Lancaster Avenue, Suite 110, Ardmore, Pennsylvania 19003 ("24th Street"; SPSP, Passyunk and 24th Street are collectively referred to herein as "Borrower), as maker, hereby unconditionally promises to pay to the order of Cedar-South Philadelphia II, LLC, a Delaware limited liability company, having an address at 44 South Bayles Avenue, Port Washington, New York 11050 ("Lender"), or at such other place as the holder hereof may from time to time designate in writing, the principal sum of THIRTY-NINE MILLION AND 00/100 DOLLARS ($39,000,000), in lawful money of the United States of America with interest thereon to be computed from the date of this Note at the Applicable Interest Rate (defined below), and to be paid in installments as provided herein.

1.       CERTAIN DEFINED TERMS

As used herein the following terms shall have the meanings set forth below:

         (a) "Applicable Interest Rate" shall mean an interest rate equal to 5.5% per annum.

         (b) "Constant Monthly Payment" shall mean a payment equal to the lesser of (i) $178,750.00, and (ii) Available Cash (as defined in the Net Lease), subject to reduction in accordance with Section 3.2 or Section 3.3 of the Security Instrument, and provided that, from and after the date that a Recognized Leasehold Mortgagee (as defined in the Net Lease) shall accelerate the repayment of a loan secured by a Recognized Leasehold Mortgage (as defined in the Net Lease), the Constant Monthly Payment shall be reduced to One Dollar and 00/100 ($1.00).

         (c)      "Loan" shall mean the loan evidenced by this Note.

         (d) "Loan Documents" shall mean this Note, the Security Instrument, and any other documents or instruments which now or shall hereafter wholly or partially secure or guarantee payment of this Note or which have otherwise been executed by Borrower and/or any other person in connection with the Loan.

         (e) "Initial Maturity Date" shall mean October 31, 2013, as the same may be extended pursuant to Section 3 below.

         (f) "Maturity Date" shall mean the earlier to occur of (i) the Initial Maturity Date, and (ii) in the event that the tenant under the Net Lease (as defined in the Security Instrument) shall exercise the purchase option pursuant to the terms of the Net Lease, the date on which the Property shall be conveyed to the tenant under the Net Lease pursuant to said purchase option.

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         (g)      "Monthly Payment Date" shall mean the first day of each
calendar month prior to the Maturity Date commencing on (i) the first day of the next succeeding calendar month after the date hereof if this Note is dated as of the first day of a month, and (ii) the first day of the second succeeding calendar month after the date hereof if this Note is dated as of a date other than the first day of a month.

         (h) "Security Instrument" shall mean the Open-End Mortgage and Security Agreement dated the date hereof in the principal sum of $39,000,000 given by Borrower to (or for the benefit of) Lender covering the fee estate of Borrower in certain premises located in Philadelphia County, State of Pennsylvania, and other property, as more particularly described therein (collectively, the "Property").

2.       PAYMENT TERMS

         If this Note is dated as of the first day of a calendar month, a payment shall be due from Borrower to Lender on the date hereof on account of all interest scheduled to accrue on the principal sum from and after the date hereof through and including the last day of the current calendar month. If this
Note is dated as of a date other than the first day of a calendar month, a payment shall be due from Borrower to Lender on the date hereof on account of all interest scheduled to accrue on the principal sum from and after the date hereof through and including the last day of the next succeeding calendar month after the date hereof. The Constant Monthly Payment shall be due from Borrower to Lender on each Monthly Payment Date, with each Constant Monthly Payment to be applied to the payment of interest scheduled to accrue during the next succeeding calendar month computed at the Applicable Interest Rate. The balance of the principal sum and all interest thereon shall be due and payable on the Maturity Date. If the Maturity Date shall be other than a Monthly Payment Date, interest on the principal sum of this Note shall be prorated based on a 30-day month.

3.       EXTENSION OF INITIAL MATURITY DATE

         Lender will grant one or more requests to extend the Initial Maturity Date, provided that (a) there exists no Event of Default under the Security Instrument, (b) Borrower shall submit such request at least thirty (30) days prior to the then Initial Maturity Date, and (c) in no event shall the Initial Maturity Date be extended to a date that shall be later than September 30, 2033.

4.       DEFAULT INTEREST

         Borrower does hereby agree that upon the occurrence of an Event of Default (as defined in the Security Instrument), Lender shall be entitled to receive and Borrower shall pay interest on the entire unpaid principal sum at a rate (the "Default Rate") equal to (i) the Applicable Interest Rate plus four percent (4%) or (ii) the maximum interest rate that Borrower may by law pay, whichever is lower. The Default Rate shall be computed from the occurrence of the Event of Default until the earlier of the date upon which the Event of Default is cured or the date upon which the Debt is paid in full. Interest calculated at the Default Rate shall be added to the Debt, and shall be deemed secured by the Security Instrument. This clause, however, shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a

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waiver of any other right or remedy accruing to Lender by reason of the occurrence of any Event of Default.

5.       PREPAYMENT

         Borrower shall have the right to prepay all or any portion of the unpaid principal balance of this Note at any time.

6.       SECURITY

         This Note is secured by the Security Instrument and the other Loan Documents. The Security Instrument is intended to be duly recorded in the public records of the county where the Property is located. All of the terms, covenants and conditions contained in the Security Instrument and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein.

7.       SAVINGS CLAUSE

         This Note is subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the principal balance due hereunder at a rate which could subject Lender to either civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by applicable law to contract or agree to pay. If by the terms of this Note, Borrower is at any time required or obligated to pay interest on the principal balance due hereunder at a rate in excess of such maximum rate, the Applicable Interest Rate or the Default Rate, as the case may be, shall be deemed to be immediately reduced to such maximum rate and all previous payments in excess of the maximum rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the Debt, shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Note until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate of interest from time to time in effect and applicable to the Debt for so long as the Debt is outstanding.

8.       NO ORAL CHANGE

         This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

9.       JOINT AND SEVERAL LIABILITY

         If Borrower consists of more than one person or party, the obligations and liabilities of each person or party shall be joint and several.

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10.      WAIVERS

         (a) Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest and notice of protest and non-payment and all other notices of any kind. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Security Instrument or the other Loan Documents made by agreement between Lender or any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other person or entity who may become liable for the payment of all or any part of the Debt, under this Note, the Security Instrument or the other Loan Documents. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Security Instrument or the other Loan Documents. In addition, acceptance by Lender of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be an Event of Default. If Borrower is a partnership, the agreements herein contained shall remain in force and applicable, notwithstanding any changes in the individuals comprising the partnership, and the term "Borrower," as used herein, shall include any alternate or successor partnership, but any predecessor partnership and their partners shall not thereby be released from any liability. If Borrower is a corporation or limited liability company, the agreements contained herein shall remain in full force and applicable notwithstanding any changes in the shareholders or members comprising, or the officers and directors or managers relating to, the corporation or limited liability company, and the term "Borrower" as used herein, shall include any alternative or successor corporation or limited liability company, but any predecessor corporation or limited liability company shall not be relieved of liability hereunder. (Nothing in the foregoing sentence shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in a partnership, corporation or limited liability company which may be set forth in the Security Instrument or any other Loan Document.)

         (b) Borrower hereby waives and releases all errors, defects and imperfections in any proceedings instituted by Lender under the terms of this Note or of the Security Instrument or the other Loan Documents, as well as all benefits that might accrue to Borrower by virtue of any present or future laws exempting any of the property covered by the Security Instrument or the other Loan Documents or any other property, real or personal, or any part of the proceeds arising from any sale of such property, from attachment, levy or sale under execution or providing for any stay of execution, exemption from civil process or extension of time for payment, as well as the right of inquisition on any real estate that may be levied upon under a judgment obtained by virtue hereof, and Borrower hereby voluntarily condemns the same and authorizes the entry of such voluntary condemnation on any writ of execution issued thereon, and agrees that such real estate may be sold upon any such writ in whole or in part in any order desired by Lender.

11.      TRANSFER

         Upon the transfer of this Note in accordance with Section 15.1 of the Security Instrument, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the

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Security Instrument and the other Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.

12.      WAIVER OF TRIAL BY JURY

         BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN, THE APPLICATION FOR THE LOAN, THIS NOTE, THE SECURITY INSTRUMENT OR THE OTHER LOAN DOCUMENTS OR ANY ACTS OR OMISSIONS OF LENDER, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH.

13.      EXCULPATION

         (a) Lender shall not enforce the liability and obligation of Borrower to perform and observe the obligations contained in this Note or the Security Instrument by any action or proceeding wherein a money judgment shall be sought against Borrower (or its partners, shareholders, officers or directors), except only that Lender may bring a foreclosure action, action for specific performance or other appropriate action or proceeding to enable Lender to enforce and realize upon this Note, the Security Instrument, the other Loan Documents, and the interest in the Property, the Rents (as defined in the Security Instrument) and any other collateral given to Lender created by this Note, the Security Instrument and the other Loan Documents; provided, however, that any judgment in any such action or proceeding shall be enforceable against Borrower only to the extent of Borrower's interest in the Property, in the Rents and in any other collateral given to Lender. Lender, by accepting this Note and the Security Instrument, agrees that it shall not sue for, seek or demand any deficiency judgment against Borrower (or its partners, shareholders, officers or directors) in any such action or proceeding, under or by reason of or under or in connection with this Note, the other Loan Documents or the Security Instrument. The provisions of this Article shall not, however, (i) constitute a waiver, release or impairment of any obligation evidenced or secured by this Note, the other Loan Documents or the Security Instrument; (ii) impair the right of Lender to name Borrower as a party defendant in any action or suit for judicial foreclosure and sale under the Security Instrument; (iii) affect the validity or enforceability of any indemnity, guaranty, master lease or similar instrument made in connection with this Note, the Security Instrument, or the other Loan Documents; (iv) impair the right of Lender to obtain the appointment of a receiver; (v) impair the enforcement of the Assignment of Leases and Rents executed in connection herewith; or (vi) impair the right of Lender to obtain a deficiency judgment or judgment on the Note against Borrower if necessary to obtain any insurance proceeds or condemnation awards to which Lender would otherwise be entitled under the Security Instrument; provided however, Lender shall only enforce such judgment against the insurance proceeds and/or condemnation awards.

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         (b)      Nothing herein shall be deemed to be a waiver of any right which Lender may have under Sections 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Debt or to require that all collateral shall continue to secure all of the Debt owing to Lender in accordance with this Note, the Security Instrument and the other Loan Documents.

14.      AUTHORITY

         Borrower (and the undersigned representative of Borrower, if any) represents that Borrower has full power, authority and legal right to execute and deliver this Note, the Security instrument and the other Loan Documents and that this Note, the Security Instrument and the other Loan Documents constitute valid and binding obligations of Borrower.

15.      APPLICABLE LAW

         This Note shall be governed, construed, applied and enforced in accordance with the laws of the state in which the Property is located and the applicable laws of the United States of America.

16.      COUNSEL FEES

         In the event that it should become necessary to employ counsel to collect the Debt or to protect or foreclose the security therefor, Borrower also agrees to pay all reasonable fees and expenses of Lender, including, without limitation, reasonable attorney's fees for the services of such counsel whether or not suit be brought.

17.      NOTICES

         All notices, requests, demands and other communications provided for by this Agreement shall be (a) in writing, (b) sent either by hand delivery service or by same day or overnight recognized commercial courier service, addressed to the address of the parties stated below or to such changed address as such party may have fixed by notice, and (c) deemed to have been delivered on the date of receipt thereof (or the date that such receipt is refused, if applicable), addressed as follows:

If to Borrower:          c/o Greentree Properties Corporation
                         44 West Lancaster Avenue, Suite 110
                         Ardmore, Pennsylvania 19003
                         Attention: Mr. Gary E. Erlbaum

With a copy to:          Ledgewood Law Firm, P.C.
                         1521 Locust Street
                         Philadelphia, Pennsylvania 19102
                         Attention: Richard Abt, Esq.

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If to Lender:            c/o Cedar Income Fund, Ltd.
                         44 South Bayles Avenue
                         Port Washington, New York 11050
                         Attention: Mr. Leo S. Ullman

With a copy to:          Stroock & Stroock & Lavan LLP
                         180 Maiden Lane
                         New York, New York 10038
                         Attention: Mark A. Levy, Esq.

or addressed as such party may from time to time designate by written notice to the other parties.

         Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

         "Business Day" shall mean a day upon which commercial banks are not authorized or required by law to close in Philadelphia, Pennsylvania.

18.      MISCELLANEOUS

         (a) Wherever pursuant to this Note (i) Lender exercises any right given to it to approve or disapprove, (ii) any arrangement or term is to be satisfactory to Lender, or (iii) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

         (b) Whenever used, the singular shall include the plural, the plural shall include the singular, and the words "Lender" and "Borrower" shall include their respective successors, assigns, heirs, executors and administrators.

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         IN WITNESS WHEREOF, Borrower has duly executed this Note as of the day and year first above written.

                                        SPSP Corporation


                                        By:    /s/  Gary E. Erlbaum
                                               ---------------------------------
                                               Name:  Gary E. Erlbaum
                                               Title: President

                                        Passyunk Supermarket, Inc.


                                        By:    /s/  Gary E. Erlbaum
                                               ---------------------------------
                                               Name:  Gary E. Erlbaum
                                               Title: President

                                        Twenty Fourth Street Passyunk Partners,
                                        L.P.

                                        By: Twenty Fourth Street Passyunk
                                        Corporation, its general partner

                                        By:    /s/  Marc Erlbaum
                                               ---------------------------------
                                               Name:  Marc N. Erlbaum
                                               Title: President

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                                ACKNOWLEDGEMENTS

STATE OF PENNSYLVANIA    )
                         ) ss.:
COUNTY OF MONTGOMERY     )

         AND NOW, this 24th day of October, 2003 before me, the undersigned Notary Public, personally appeared Gary Erlbaum, who acknowledged himself/herself to be the President of SPSP CORPORATION, a Pennsylvania corporation, and that he/she, as such President being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself/herself as President.

         IN WITNESS WHEREOF, I hereunder set my hand and official seal.

                                        /s/
                                        ----------------------------------------
                                                      Notary Public

                                        My commission expires:


STATE OF PENNSYLVANIA    )
                         ) ss.:
COUNTY OF MONTGOMERY     )

         AND NOW, this 24th day of October, 2003 before me, the undersigned Notary Public, personally appeared Gary Erlbaum, who acknowledged himself/herself to be the President of PASSYUNK SUPERMARKET, INC., a Pennsylvania corporation, and that he/she, as such President being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself/herself as President.

         IN WITNESS WHEREOF, I hereunder set my hand and official seal.

                                        /s/
                                        ----------------------------------------
                                                      Notary Public

                                        My commission expires:

STATE OF PENNSYLVANIA    )
                         ) ss.:
COUNTY OF MONTGOMERY     )

         AND NOW, this 24th day of October, 2003 before me, the undersigned Notary Public, personally appeared Marc Erlbaum, who acknowledged himself/herself to be the President of TWENTY FOURTH STREET PASSYUNK CORPORATION, the general partner of TWENTY FOURTH STREET PASSYUNK PARTNERS, L.P., a Pennsylvania limited partnership, and he/she, as such President being authorized to do so, executed the foregoing instrument for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunder set my hand and official seal.

                                        /s/
                                        ----------------------------------------
                                                      Notary Public

                                        My commission expires: